SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12.

                               COLOR IMAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------------

     (5)  Total fee paid:
          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     (3)  Filing Party:
          ----------------------------------------------------------------------

     (4)  Date Filed:
          ----------------------------------------------------------------------

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071

                                  MAY 12, 2003

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Color Imaging, Inc., which will be held at 10:00 a.m., local time, on June 16, 2003, at the Hilton Hotel, Atlanta NE, 5993 Peachtree Industrial Blvd, Norcross, GA 30092. All holders of Color Imaging's outstanding common stock as of the close of business on April 21, 2003 are entitled to vote at the annual meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy card.

     We hope you will be able to attend the annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

                                 Sincerely,

                                 /s/ MORRIS E. VAN ASPEREN
                                 Morris E. Van Asperen
                                 Secretary

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 2003


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Color Imaging, Inc. will be held at 10:00 a.m., local time, on June 16, 2003, at the Hilton Hotel, Atlanta NE, 5993 Peachtree Industrial Blvd, Norcross, GA 30092, for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

     2. To consider a proposal to approve the Color Imaging 2003 Stock Incentive Plan.

     3. To consider a proposal to ratify the prior grant of options to employees, officers and directors of Color Imaging.

     4. To ratify the selection of Lazar Levine & Felix LLP as Color Imaging's independent accountants for the year ending December 31, 2003.

     5. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     The board of directors has fixed the close of business on April 21, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and all adjourned meetings thereof.

                                      By Order of the Board of Directors

                                      /s/ MORRIS E. VAN ASPEREN
                                      Morris E. Van Asperen
                                      Secretary

Dated: May 12, 2003

Please Complete, Date, Sign And Return The Enclosed Proxy Card In The Return Envelope As Promptly As Possible, Whether Or Not You Plan To Attend The Annual Meeting. If You Later Desire To Revoke Your Proxy For Any Reason, You May Do So In The Manner Described In The Attached Proxy Statement.

                               COLOR IMAGING, INC.
                       4350 PEACHTREE INDUSTRIAL BOULEVARD
                                    SUITE 100
                             NORCROSS, GEORGIA 30071



                                 PROXY STATEMENT


                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of Color Imaging, Inc. for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on June 16, 2003, at the Hilton Hotel, Atlanta NE, 5993 Peachtree Industrial Blvd, Norcross, GA 30092, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of Color Imaging or by issuance of a subsequent proxy. In addition, a stockholder attending the annual meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the annual meeting will not of itself revoke the proxy.

     At the close of business on April 21, 2003, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, Color Imaging had issued and outstanding 12,925,005 shares of common stock, including 16,672 shares which have been repurchased by Color Imaging and not yet cancelled. Each share of common stock entitles the holder of record thereof to one vote, non-cumulative, on any matter coming before the annual meeting. Only stockholders of record at the close of business on April 21, 2003 are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the annual meeting. At the time of printing this proxy statement, management of Color Imaging is not aware of any other matters to be presented for action at the annual meeting. If, however, other matters which are not now known to the management should properly come before the annual meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the board of directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals have been approved by the stockholders of Color Imaging, although they will be counted for purposes of determining the presence of a quorum.

     Color Imaging will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of Color Imaging who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about May 12, 2003 to all stockholders entitled to vote at the annual meeting.

     Nominees for election as directors will be elected by a majority of the votes cast by the holders of shares entitled to vote in the election. It is expected that shares beneficially owned by current executive officers, directors and affiliates of Color Imaging, which in the aggregate represent approximately
39.7 percent of the outstanding shares of common stock, will be voted in favor of management's nominees for director.

     The affirmative vote of holders of a majority of the outstanding shares of common stock of Color Imaging entitled to vote and present in person or by proxy at the annual meeting is required for approval of the Stock Incentive Plan, for the ratification of the options granted to employees, officers and directors and for the ratification of Lazar Levine & Felix LLP as Color Imaging's independent accountants. It is expected that shares beneficially owned by current executive officers, directors and affiliates of Color Imaging, which in the aggregate represent approximately 39.7 percent of the outstanding shares of common stock, will be voted in favor of management's nominees for director, for approval of the Stock Incentive Plan, for ratification of the options granted to employees, officers and directors and for ratification of Lazar Levine & Felix LLP as Color Imaging's independent accountants. With respect to the election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and will have no effect on the outcome of the vote. Abstentions and votes "withheld" will have the effect of a vote against the proposal to approve the Stock Incentive Plan, the proposal to ratify the grant of options to employees, officers and directors and the proposal to ratify Lazar Levine & Felix LLP as Color Imaging's independent accounts and broker non-votes will be disregarded and will have no effect on the outcome of the votes. There are no rights of appraisal or similar dissenters' rights with respect to any matter to be acted upon pursuant to this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors of Color Imaging recommends a vote FOR the election of each of the nominees named below for election as director, FOR the proposal to approve the Stock Incentive Plan, FOR the proposal to ratify the prior grant of options to employees, officers and directors and FOR the ratification of Lazar Levine & Felix, LLP as Color Imaging's independent accountants.

ELECTION OF DIRECTORS

     The proxy holders intend to vote "FOR" election of the nominees named below, who are currently members of the board, as directors of Color Imaging, unless otherwise specified in the proxy. Directors of Color Imaging elected at the annual meeting to be held on June 16, 2003 will hold office until the next annual meeting or until their successors are elected and qualified.

     Each of the director nominees below has consented to serve on the board of directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the board may recommend.

     The individuals listed below as nominees for the board of directors were directors of Color Imaging during 2002, except Yi Jen Wang and Richard S.
Eiswirth. Ms. Wang and Mr. Eiswirth were each elected to the board in March 2003. Effective September 30, 2002, Michael W. Brennan, Edwin C. St. Amour, Robert L. Langsam and Victor A. Hollander, each a director of Color Imaging resigned from the board of directors in connection with the divestiture of Logical Imaging Solutions. Charles R. Allison is scheduled to retire this year, and as a result is not standing for re-election to the board of directors. The name and age of each nominee, and the period during which such person has served as a director, is set forth below:

                                                 SERVED AS
              NAME                     AGE       DIRECTOR SINCE                              POSITION
----------------------------------    -------    ---------------------   -------------------------------------------------

Jui-Hung Wang                           56       June 2001               Director and Chairman of the Board

Sueling Wang, PhD                       50       June 2000               President and Vice Chairman of the Board

Morris E. Van Asperen                   59       June 2000               Executive Vice President, Chief Financial
                                                                         Officer, Secretary and Director

Yi Jen Wang                             26       April 2003              Assistant Vice President and Director

Jui-Chi Wang                            46       June 2000               Director

Jui-Kung Wang                           59       September 2001          Director

Richard S. Eiswirth                     34       April 2003              Director



JUI-HUNG (JACK) WANG, Chairman since June 2002, has served as a director of Color Imaging since June 2001. He was a founder and director of Color Image, Inc. until its merger with Color Imaging. He is a founder and serves as Chairman of General Plastic Industrial Co., Ltd, a leading Taiwan based manufacturer of after market injection molded cartridges and accessories for copiers and laser printers. Since January 2001, Mr. Wang has served as a director of Taiwan Yu-Tzu Company, a food company. In 1998, Mr. Wang was a founding member of Kings

Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. From 1986 to 1994, Mr. Wang was mayor of Wu-Chi Town, Taiwan.

SUELING WANG, PHD., became President and Vice-Chairman of Color Imaging in June 2000. From 1989 to 2000, he served as President and director of Color Image, Inc. which was merged with Color Imaging. Dr. Wang was also a founder of Color Image Inc. In 1998, Dr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. Dr. Wang received a M.S. degree from the University of Windsor, in Ontario, Canada and a PhD degree from the University of Detroit. Dr. Wang's expertise in resin synthesis brought him into the toner industry and led to the formation of Color Image, Inc. in 1989.

MORRIS E. VAN ASPEREN has served as Executive Vice President, Chief Financial Officer and director of Color Imaging since June 2000 and Secretary since June 2001. Since 1998, he has served as director of Logical Imaging Solutions. From 1986 to 2000, he was employed by National Bank of California in various positions most recently as Executive Vice President and Credit Administrator. Mr. Van Asperen also has extensive experience as a financial and management consultant to businesses of up to $50 million in revenues and 1,000 employees in construction, household goods, industrial glass, and electronics manufacturing and software development. From 1977 to 1984, he served as Vice President & Chief Financial Officer of ATE Associates, Inc., a supplier of test fixtures and software for numerous military aircraft programs. Mr. Van Asperen received a B.S. degree in Mathematics from the University of Oklahoma and an M.B.A. degree from Pepperdine University.

YI JEN WANG has served as a director since April 2003 and as Assistant Vice President and Purchasing Manager of Color Imaging since February 2003. Prior to that Ms. Wang attended the University of San Francisco, where she is currently a 2004 graduate candidate for an MBA. From October 2000 to June 2001, Ms. Wang served as a property manager for Kings Brothers LLC. From June 1998 to August 2000, Ms. Wang served as controller for GPI-USA, Inc. until it discontinued its warehouse and marketing activities in the United States. From January 1997 to May 1998, Ms. Wang was a sales representative assistant for our affiliate General Plastic Industrial Co Ltd, Taiwan, R.O.C. Ms. Wang received a Bachelor of Arts degree in June 1998 from Providence University, Taiwan, R.O.C.

JUI-CHI (JERRY) WANG has served as a director of Color Imaging since June 2000. From 1994 until 2000, he served as a director of Color Image, Inc., which was merged with Color Imaging. Since 1984, Mr. Wang has served as President of General Plastic Industrial Co. Ltd (GPI), a Taiwan-based plastics manufacturer specializing in injection moldings and more particularly toner cartridges and accessories for copiers and laser printers. In 1998, Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging used for our headquarters and manufacturing facilities in Norcross, Georgia. Mr. Wang received a Master's Degree in Computer Engineering from the University of Southern California.

JUI-KUNG (ELMER) WANG has served as a director of Color Imaging since September 2001. He was a founder of Color Image, Inc. in 1989 and its Chairman until its merger with Color Imaging. He is a co-founder and has served as a director of General Plastic Industrial Co., Ltd, a leading Taiwan based manufacturer of after market injection molded cartridges and accessories for copiers and laser printers since 1978. In 1998 Mr. Wang was a founding member of Kings Brothers LLC, which leases space to Color Imaging we use for our headquarters and manufacturing facilities in Norcross, Georgia. Mr. Wang has been a professor of management with Tung-Hai University, Taiwan for over 20 years. He has received a bachelor's degree in economics, and MBA and PhD degrees in management.

RICHARD S. EISWIRTH has served as a director since April 2003. Mr. Eiswirth has been a Director of Color Imaging since April 2003 and is Chairman of the Audit Committee. Since April 2002 he has been involved in capital raising efforts for several start up technology services. From August 1999 to April 2002, he was Senior Executive Vice President and Chief Financial Officer of Netzee, Inc., a publicly owned affiliate of The Intercept Group. Mr. Eiswirth was responsible for the initial public offering and the identification, evaluation and negotiation of ten acquisitions that fortified Netzee's product offerings. Additionally, he facilitated the disposition of three operating units during the company's restructuring. He has extensive experience in managing investment bankers, brokers, attorneys, and accountants. For nine years prior to joining Netzee, Mr. Eiswirth worked for Arthur Andersen LLP, where he was a senior manager. In this capacity he provided audit, accounting, due diligence, merger and acquisition, and consulting services to a variety of industries including real estate, technology, banking, insurance and financial services. A certified public accountant (CPA), Eiswirth graduated cum laude from Wake Forest University in 1991 with a Bachelor of Arts degree in accounting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD OF DIRECTORS

     There were five (5) meetings of the board of directors during 2002. Each incumbent director who was a director during 2002 attended 75 percent or more of the aggregate of all meetings of the board of directors and any committees on which that director served.

DIRECTOR COMPENSATION

     Each of Color Imaging's non-employee directors receives fees of $1,000.00 per board meeting physically attended and $500.00 for other meetings of the board of directors. During 2003, each director who is a member of the Audit Committee will receive $500.00 for each meeting of the Audit Committee attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Each of Color Imaging's nonemployee directors, on the date they are first elected or appointed to the board, receives a grant of non-qualified stock options to purchase 25,000 shares of Color Imaging's common stock at the fair market value of the common stock on the date of grant. The directors' options vest in equal annual installments over a five year period.

AUDIT COMMITTEE

     The Audit Committee makes recommendations for selection of Color Imaging's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of Color Imaging's internal accounting controls and financial management practices. During 2002, the Audit Committee consisted of Messrs. Victor A. Hollander, CPA, Robert L. Langsam and Edwin C. St. Amour. There were two (3) meetings of the Audit Committee, prior to its responsibilities being returned to the board of directors on September 30, 2002, the date the directors making up the Audit Committee resigned from the board in connection with the divestiture of the Logical Imaging Solutions. Each incumbent member who was a member during 2002 attended 75 percent or more of the aggregate of all meetings of the Audit Committee.

     The board of directors nominates and appoints the members of the Audit Committee.


NOMINATING AND COMPENSATION COMMITTEES

     The board of directors acts as the nominating and compensation committees of Color Imaging.

     Notwithstanding anything to the contrary that is or may be set forth in any of Color Imaging's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate Color Imaging filings, including this proxy statement, in whole or in part, the following Reports and the Performance Graph, shall not be incorporated by reference into any such filings.

                            REPORT OF AUDIT COMMITTEE


     Color Imaging had an Audit Committee (the "Committee") composed entirely of non-management directors, until the divestiture of Logical Imaging Solutions, Inc. on September 30, 2002, and thereafter the oversight responsibility, authority and specific duties of the Committee have been performed by the board in accordance with the Audit Committee Charter of Color Imaging. The members of the Committee, prior to September 30, 2002, met the independence and experience requirements of the NASD. The Committee met with Lazar Levine & Felix LLP, the independent auditors, and management prior to issuance of Color Imaging's annual report on Form 10-K for the year ending December 31, 2002. In 2002, the Committee adopted an amended charter, and the board of directors approved the amended charter, outlining the practices it follows. A copy of the Committee charter, as amended, is attached as Appendix A to this Proxy Statement.

     The Committee recommended to the board of directors the engagement of Lazar Levine & Felix LLP as Color Imaging's independent auditors and reviewed with Color Imaging's financial managers and the independent auditors overall audit scope and plans, the results of internal and external audit examinations, evaluations by the auditors of Color Imaging's internal controls, and the quality of Color Imaging's financial reporting.

     The Committee has reviewed and discussed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of Color Imaging have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of Lazar Levine & Felix LLP, the independent auditors, the Committee asks them to address, and discuss their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     - Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

     - Based on the independent auditors' experience and their knowledge of Color Imaging, do Color Imaging's financial statements fairly present to investors, with clarity and completeness, Color Imaging's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

     - Based on the independent auditors' experience and their knowledge of Color Imaging, has Color Imaging implemented internal controls and internal audit procedures that are appropriate for Color Imaging?

     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee discussed with Lazar Levine & Felix LLP, the independent auditors, the matters required to be discussed by Statement on Auditing
Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit committees, by the Independence Standards Board, and have discussed the auditors' independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee, in its oversight role, necessarily relies on the work and assurances of Color Imaging's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Color Imaging's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of Lazar Levine & Felix LLP, the independent auditors, the Audit Committee recommended to the board of directors, and the board approved, that the audited financial statements be included in Color Imaging's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

FEES PAID TO COLOR IMAGING'S INDEPENDENT AUDITORS

     Color Imaging incurred the following fees for services performed by Lazar Levine & Felix LLP:

Audit Fees

     The aggregated fees for professional services rendered for each of the fiscal years 2002 and 2001 for the audit of Color Imaging's annual financial statements and limited reviews of financial statements included in Forms 10-Q were approximately $85,900 and $78,300, respectively.

Audit-Related Fees

     There were no fees for professional services rendered for each of the fiscal years 2002 and 2001 for assurance and related services that have not been reported as Audit Fees.

Tax Fees

     The aggregate fees for all professional services related to tax services and the filing of Federal and state income tax returns during fiscal years 2002 and 2001 was approximately $12,000 and $12,500 in connection with Color Imaging's tax returns for fiscal years 2001 and 2000, respectively.

All Other Fees

     Aggregate fees billed for all other professional services for the fiscal years 2002 and 2001 were approximately $24,100 and $19,300, respectively, and were for professional services in connection with Color Imaging's registration statement filed with the SEC on Form SB-2 and due diligence in connection with a prospective acquisition which was not completed.

     The  Audit   Committee  has  determined  that  the  payments  made  to  its independent accountants for non-audit services for 2002 and 2001 are compatible with maintaining such auditors' independence.

AUDIT COMMITTEE'S PRE-APPROVAL POLICES AND PROCEDURES

     The Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent auditor, who must be, when required, a registered firm as defined by law, whose purpose is the preparation or issuance of an audit report or related work. The independent auditor's reports and other communications are to be delivered directly to the Committee, and the Committee is responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting.

     The Committee pre-approves all audit and non-audit services and all engagement fees and terms in connection therewith, except as otherwise permitted by regulation or the exchange.

     The fees for professional services other than Audit Fees, in aggregate, for 2002 and 2001 were approximately $67,900, of which the Committee approved 60%. All of the hours expended on the principal accountant's engagement to audit the financial statements of Color Imaging for the year 2002 were attributable to work performed by full-time, permanent employees of the principal accountant.

     Management is responsible for planning Color Imaging's financial reporting process and compliance of the consolidated financial statements with generally accepted accounting principles. Color Imaging's independent auditors are responsible for auditing those financial statements. The Audit Committee necessarily must rely, without independent verification, on (a) management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and (b) on the representations of the independent auditors included in their report on Color Imaging's financial statements.

                                            AUDIT COMMITTEE:

                                            Jui-Hung Wang, Chairman
                                            Jui-Kung Wang
                                            Sueling Wang
                                            Jui-Chi Wang
                                            Morris E. Van Asperen
                                            Charles R. Allison

                       REPORT OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

OVERVIEW

     During the year ended 2002, the board of directors held primary responsibility for determining the compensation for Sueling Wang, vice chairman of the board and president, principal executive officer, and the stock based incentives for all the Named Executives. The compensation committee is comprised of Color Imaging's board of directors over whose name this report is also presented.

     Color Imaging is engaged in a highly competitive industry. The actions of the executive officers have a profound impact on the short-term and long-term profitability of Color Imaging; therefore, the design of the executive officer compensation package is very important. In order to retain key employees, Color Imaging has an executive compensation package that is driven by an increase in shareholder value, the overall performance of Color Imaging, and the individual performance of the executive. The measures of Color Imaging's performance include revenue growth, pretax profit achievement, and pretax profit improvement over the past year.

     Pursuant to the above compensation philosophy, the three main components of the executive compensation package are base salary, a cash incentive plan, and stock-based incentive plans.

BASE SALARY

     The factors subjectively used in determining base salary include the recent profit performance of Color Imaging, the magnitude of responsibilities, the scope of the position, individual and overall departmental performance improvements, and the salary received by peers in similar positions in the same geographic area. These factors are not used in any specific formula or weighting. The salaries of the Named Executives are reviewed annually. Further, in connection with the divestiture of Logical Imaging Solutions, Inc. in September 2002, the responsibilities of the Vice Chairman and President, and certain of the other Named Executives were reassessed and their compensation packages were restructured. Increases in base salaries for the Named Executives are set at a minimum of 5% per annum pursuant to their employment agreements. However, for the year ended 2002, the Named Executives base salary increases ranged from zero to up to two and one-half percent.

CASH BASED INCENTIVE PLANS

     Color Imaging does not have an annual cash based incentive compensation package for the Named Executives, and instead Color Imaging utilizes discretionary annual bonuses based upon performance objectives for the ensuing fiscal year. The Named Executives participate in a performance bonus plan designed to encourage achievement of short-term objectives. The plan's payouts are subjectively based on net income, budget objectives, and other individual specific performance objectives. The specific performance objectives relate to each executive improving the contribution of his functional area of responsibility to further enhance the earnings of Color Imaging. These performance objectives and incentive packages are then reviewed by the board of directors and either accepted, amended, or modified. There were no discretionary annual bonuses approved by Color Imaging or paid to any of the Named Executives during 2002.

STOCK BASED INCENTIVE PLANS

     During the fiscal year 2002, the Named Executives were not granted any stock options or other stock incentives. The grant of awards is purely discretionary, and are not based on any specific formula and may or may not be granted in any given fiscal year. The board of directors gives consideration to the overall performance of Color Imaging and the performance of individual employees.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Color Imaging's principal executive officer's, compensation is determined by the board of directors. For year ended 2002, the cash compensation of Sueling Wang, Vice Chairman and President, was $158,439, none of which was cash based incentive compensation. This represents the total compensation for Mr. Wang, no portion of which was in stock based incentive plans. The President's compensation is based upon the long-term growth in net income, stockholder value improvements and the President's individual performance. The decision of the board of directors is subjective and is not based upon any specific formula or guidelines. The President does not consult with the board when his compensation is determined and voluntarily accepts amendments to his employment agreement as required.

                                             COMPENSATION COMMITTEE
                                                   Jui-Hung Wang
                                                   Sueling Wang
                                                   Morris E. Van Asperen
                                                   Charles R. Allison
                                                   Jui-Hung Wang
                                                   Jui-Chi Wang

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation earned by our chief executive officers and the two other most highly compensated executive officers who were serving as such as of December 31, 2002, 2001, and 2000 (collectively, the Named Executive Officers), whose aggregate compensation for fiscal years 2002, 2001 and 2000 exceeded $100,000 for services rendered in all capacities to Color Imaging and its subsidiaries for that fiscal year.

                                                           SUMMARY COMPENSATION TABLE
                                            ----------------------------------------------------------------------------
                                                                                     LONG-TERM
                                                  ANNUAL COMPENSATION              COMPENSATION
                                            ---------------------------------     ----------------
                                                                                    SECURITIES
                                                                                    UNDERLYING          ALL OTHER
NAME                                             YEAR             SALARY            OPTIONS(#)        COMPENSATION (1)
----------------------------------------    ---------------    --------------     ----------------   -------------------

Dr. Sueling Wang (10)                            2002           $   158,439              ---         $   38,736 (2)
President & Chief Operating Officer              2001           $   158,423          100,000 (6)     $   22,313 (2)
                                                 2000           $   149,159          200,000 (7)     $   18,887 (2)

Michael W. Brennan (11)                          2002           $   157,500              ---         $    6,889
                                                 2001           $   151,442          150,000 (6)     $    6,403
                                                 2000           $   146,485              ---         $   25,591 (3)

Morris E. Van Asperen                            2002           $   151,200              ---         $   14,353 (4)
Executive Vice President                         2001           $   146,714          100,000 (6)     $    5,461
Chief Financial Officer & Secretary              2000           $    54,294          200,000 (8)     $      ---


Charles R. Allison                               2002           $   103,028              ---         $   27,321 (5)
Vice President, Marketing & Sales                2001           $   106,379           50,000 (6)     $   28,145 (5)
                                                 2000           $   101,996           50,000 (9)     $   25,902 (5)
---------------


(1) For named executive officers the amount reported represents the cost of group insurance benefits, Color Imaging's matching contribution to the 401(k) plan for the officer and other life insurance policies maintained for him, as further described in the notes for each officer, respectively.
(2) The split dollar life insurance premiums were $22,773, $13,526 and $8,253 during 2002, 2001 and 2000, respectively. Pursuant to the policies Color Imaging will, upon his death or earlier liquidation of each such policy, be entitled to the refund of all premium payments made by Color Imaging on the policies, and the balance of the proceeds will be paid to Mr. Wang's designated beneficiaries.
(3) The split dollar life insurance policy is no longer in force. Premiums paid during 2000 were $15,584.
(4) The life insurance premiums reimbursed by Color Imaging in 2002, 2001 and 2000 was $6,446, $0 and $0, respectively.
(5) The life insurance premiums paid by Color Imaging in 2002, 2001 and 2000 were $20,882, $21,977 and $22,476, respectively. Color Imaging owns and is the beneficiary of this policy and maintains it to fund the deferred compensation agreement with Mr. Allison. Upon Mr. Allison's retirement, he, or his beneficiaries, are to receive 120 monthly payments of $2,500 per month or, as provided, the net present value of any unpaid amounts.
(6) Options granted by action of the board of directors on March 21, 2001. 25% vest upon grant and the balance vest 25% per year upon each anniversary of the date of grant. The options expire five years after their respective vesting date(s). As the result of Mr. Brennan's termination effective September 30, 2002, with the divestiture of Logical Imaging Solutions by Color Imaging, Mr. Brennan's options lapsed without exercise on December 31, 2002.
(7) The options were granted as part of the officer's employment agreement on June 28, 2000. 100,000 vested immediately and the remainder vested ratably over the next two years upon the anniversary date of the grant.
(8) The options were granted as part of the officer's employment agreement on June 28, 2000. 100,000 vested immediately and the remainder vested ratably over the next four years upon the anniversary date of the grant. Mr. Van Asperen joined Color Imaging as Executive Vice President in August 2001.
(9) The options were granted as part of the officer's employment agreement on June 28, 2000. 25,000 vested immediately and the remainder vested ratably over the next two years upon the anniversary date of the grant.
(10) As a result of Mr. Brennan's resignation, Dr. Wang is the principal executive officer of Color Imaging, and continues to serve as President and Vice Chairman of the Color Imaging, Inc.

(11) On June 10, 2002, Mr. Brennan was replaced as Chairman and Chief Executive Officer of Color Imaging, Inc. On September 10, 2002, Mr. Brennan resigned from the board of directors, and as of September 30, 2002, he is no longer an employee.

OPTION GRANTS TABLE

     No options were granted to the Named Executive Officers during the year ended December 31, 2002.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     None of the Named Executive Officers exercised stock options during 2002. The following table sets forth certain information regarding unexercised options held at year-end by each of the Named Executive Officers.


   AGGREGATED OPTION EXERCISES IN 2002 AND OPTION VALUES AT DECEMBER 31, 2002

                                                                              NUMBER OF SECURITIES
                                                                             UNDERLYING UNEXERCISED
                                                                                    OPTIONS
                                                                       -----------------------------------
                                    SHARES
                                   ACQUIRED            VALUE
  NAME                           ON EXERCISE          REALIZED          EXERCISABLE        UNEXERCISABLE
  ---------------------------    -------------     ---------------     ---------------    ----------------

  Sueling Wang                        0                  0               250,000              50,000

  Michael W. Brennan (1)              0                  0                   0                   0

  Morris E. Van Asperen               0                  0               200,000             100,000

  Charles R. Allison                  0                  0                75,000              25,000

----------------------
(1)  Mr. Brennan's options lapsed without having been exercised, on December 31,
     2002, as the result of the termination of his employment with Color Imaging on September 30, 2002.

Based on the closing price of our common stock of $1.20 on December 31, 2002. No unexercised options were in the money for the Named Executive Officers.

EMPLOYMENT AGREEMENTS

On June 28, 2000, Color Imaging entered into employment agreements with its president, executive vice president and chief financial officer and vice president of marketing and sales. All three of the employment agreements have a 5 year term. On December 27, 2002, the employment agreement with Color Imaging's vice president of marketing and sales was cancelled. Color Imaging is obligated to pay its president an annual salary of $150,000 with a guaranteed increase of 5% per annum over the term of the agreements. Color Imaging is obligated to pay its chief financial officer an annual salary of $144,000 with a guaranteed increase of 5% over the term of his agreement. Both the president and the chief financial officer voluntarily waived the contractual 5% increase during the fiscal year 2001. Both the president and the chief financial officer may terminate the agreement upon 6 months notice to Color Imaging. Color Imaging may terminate the president's or executive vice president and chief financial officer's employment with Color Imaging upon 6 months notice; provided, however, that Color Imaging is obligated to pay to the employee their respective annual base salary, commissions or bonuses earned, and benefits for a period of 12 months after the date of such notice.

The employment agreements with the above named officers also commits Color Imaging to purchasing for their benefit certain life insurance plans. Color Imaging pays the premiums and is the collateral assignee of four split dollar life insurance policies owned by the president. Pursuant to the policies Color Imaging will, upon his death or earlier liquidation of each such policy, be entitled to the refund of all premium payments made by Color Imaging on the policies, and the balance of the proceeds will be paid to the president's designated beneficiaries. The split dollar life insurance premiums were $22,773, $13,526 and $8,253 during 2002, 2001 and 2000, respectively. The monies due from its president in connection with these life insurance policies at the years ended  December  31,  2002,  2001 and 2000 was  $134,877,  $112,103 and $98,578,
respectively. Color Imaging did not have in place for its executive vice president and chief financial officer until the year 2002 such supplemental life insurance plan. During the year ended December 31, 2002, Color Imaging reimbursed the executive vice president and chief financial officer $6,446 for insurances premiums paid by the officer. Color Imaging owns and is the beneficiary of a life insurance policy on its vice president marketing and sales under a Salary Continuation and Deferred Compensation agreement ("SCDC Agreement") entered into on May 1, 1998. The SCDC Agreement was modified on December 27, 2002, changing the retirement date of the Vice President Marketing and Sales from February 1, 2003 to December 31, 2003. Color Imaging maintains it to fund the deferred compensation agreement with the officer. Upon the officer's retirement, he, or his beneficiaries, are to receive 120 monthly payments of $2,500 per month or, as provided, the net present value of any unpaid amounts. The life insurance premiums paid by Color Imaging to fund the deferred compensation agreement in 2002, 2001 and 2000 were $20,882, $21,977 and $11,238, respectively.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Directors Jui-Hung Wang, Jui-Kung Wang, Sueling Wang and Jui-Chi Wang, own Kings Brothers, LLC, the landlord from which we lease our Norcross, Georgia plant. For the three months ended March 31, 2003, and twelve months ended December 31, 2002, 2001 and 2000 we paid Kings Brothers LLC $132,861, $518,484, $505,836 and
$186,427, respectively, in lease payments. The lease was made on April 1, 1999, and upon unanimous approval of the board of directors and the disinterested members of the board of directors, it was amended February 5, 2003, to extend its expiration from March 31, 2009 to March 31, 2013.

On November 19, 2001, we borrowed $200,000 on an unsecured basis from Kings Brothers LLC. The revolving loan bears interest at the rate of 9% per annum, matured on November 18, 2002 and is evidenced in writing. We paid the principal and interest outstanding on December 10, 2001, paying $790.38 in total interest to Kings Brothers. We borrowed this amount for general corporate purposes, including working capital. On March 20, 2002 the revolving loan arrangement was cancelled.

On June 1, 1999, the Development Authority of Gwinnett County, Georgia issued $4,100,000 of industrial development revenue bonds on behalf of us and Kings Brothers LLC. Pursuant to a certain joint debtor agreement we are jointly and severally liable with Kings Brothers to pay the amounts borrowed under the bond. The 3.5% revenue bonds are payable in varying annual principal and monthly interest payments through July 2019. The bonds are collateralized by all of our assets and the real property leased by us and owned by Kings Brothers. The majority of the proceeds $3,125,872 from the bond issue were used by us to relocate our manufacturing plant, make leasehold improvements at the new facility and to purchase certain manufacturing equipment. The remaining proceeds $974,128 were used by Kings Brothers to pay down the mortgage on its real property, some of which is leased to us. The proceeds used by Kings Brothers have been recorded as a receivable on our financial statements. We entered into a Joint Debtor Agreement with Kings Brothers LLC concerning their rights, duties and obligations in connection with the bonds. Kings Brothers and we, collectively, are obligated to repay any outstanding debt under the bonds. Amounts receivable from Kings Brothers are secured by a lien on all of Kings Brothers' real estate, including the part we lease from them, and by personal guarantees by the members of Kings Brothers. Principal due and paid by Kings Brothers for the three months ended March 31, 2003, and for the twelve months ended December 31, 2002, 2001 and 2000 was $0, $79,596, $76,032 and $0,
respectively. Interest due and paid by Kings Brothers for the three months ended March 31, 2003, and for the twelve months ended December 31, 2002, 2001 and 2000 was $2,762, $14,612, $30,368 and $22,255, respectively. As of March 31, 2003 and
December 31, 2002, the principal outstanding was $3,445,000 and the portion due to us from Kings Brothers was $818,500.

Directors Jui-Hung Wang, Jui-Kung Wang, Jui-Chi Wang, are owners in and Chairman, Auditor and President, respectively, of General Plastic Industrial Co., LTD (GPI), a Taiwanese manufacturer of injection molded cartridges and accessories for copiers and laser printers. GPI also owned and operated GPI-USA, Inc. (GPI-USA) a wholly-owned United States distributor of GPI's products. For the three months ended March 31, 2003, and for the twelve months ended December 31, 2002 and 2001 we purchased $452,524, $2,148,279 and $2,061,683, respectively, of injected molded products from GPI. In 2000, we purchased from GPI and GPI-USA $268,966 and $166,526, respectively, of copier and laser printer products.

On March 14, 2002, we borrowed $500,000 from director Sueling Wang on an unsecured basis. The interest rate on the loan was 12% per annum, matured on March 14, 2003 and is evidenced in writing. On September 2, 2002, we entered into a modification agreement with Sueling Wang to change the terms of the note, extending the term to March 1, 2005, providing for a $100,000 principal payment, decreasing the interest rate to 6% per annum, providing for interest only payments through February 28, 2003, and providing for 24 monthly payments of principal and interest beginning on April 1, 2003, in the amount of $17,735.67. We borrowed the $500,000 amount to meet a supplier commitment for product. For the three months ended March 31, 2003, and the twelve months ended December 31, 2002, interest paid on the note was $7,962 and $36,296, respectively. As of March 31, 2003, after prepaying principal on the note by $120,000 on February 20, 2003, $100,000 on February 27, 2003, and after making on March 26, 2003, the principal payment of $7,500 due on April 1, 2003, the principal outstanding was $172,500. As of December 31, 2002, the principal outstanding was $400,000.

On August 21, 2002, we borrowed $100,000 from director Jui-Chi Wang on an unsecured basis. The loan bears interest at the rate of 6% per annum, matures on March 1, 2005 and is evidenced in writing. We borrowed this amount in order to repay $100,000 borrowed from director Sueling Wang on March 14, 2002. The note is interest only through February 28, 2003, and then is fully amortizing over 24 months with principal and interest payments payable monthly beginning April 1, 2003 in the amount of $4,434. For the three months ended March 31, 2003, the interest paid was $1,496. As of March 31, 2003, after having made on March 26, 2003, the principal payment of $3,908 due April 1, 2003, the principal outstanding was $96,092. As of December 31, 2002, the interest accrued and paid on the note was $2,170, and $100,000 was the outstanding principal balance.

On August 21 and September 2, 2002, we borrowed $200,000 and $300,000, respectively, from director Jui-Hung Wang on an unsecured basis. The loan bears interest at the rate of 6% per annum, matures on March 1, 2005 and is evidenced in writing. We borrowed this amount in order to make a principal payment due on our industrial development bond in the approximate amount of $255,000, for the acquisition of capital equipment in the approximate of $125,000 and for general corporate purposes. The note is interest only through February 28, 2003, and then is fully amortizing over 24 months with principal and interest payments payable monthly beginning April 1, 2003 in the amount of $22,169.60. For the three months ended March 31, 2003, the interest paid was $7,479. As of March 31, 2003, after having made on March 26, 2003, the principal payment of $19,539 due on April 1, 2003, the principal outstanding was $480,461. As of December 31, 2002, interest accrued and paid on the note was $10,259, and the principal balance was $500,000.

Directors Jui-Chi Wang and Jui-Hung Wang purchased 350,000 and 50,000 Units (each Unit consisted of one share of common stock and a warrant to purchase one share of common stock at an exercise price of $2.00 per share) for $700,000 and $100,000, including promissory notes, respectively. Jui-Chi Wang's $700,000 recourse promissory note without interest was made on December 1, 2001, due December 31, 2001 and paid in full on December 18, 2001. Jui-Hung Wang's $99,500 recourse promissory note without interest was made on December 24, 2001, due April 1, 2002 and paid in full on January 30, 2002. The terms of the notes were consistent with the terms of notes of third parties who purchased Units in the private placement from Color Imaging.

We believe that the terms of the loans and borrowings from affiliates were on terms more favorable than were otherwise available from third parties.

On September 11, 2002, we entered into a share exchange agreement with four of our directors, Messrs. Brennan, St. Amour, Langsam and Hollander, whereby a new company, Digital Color Print, Inc., owned by them, acquired the capital stock of our wholly owned subsidiary, Logical Imaging Solutions, in exchange for approximately 1.6 million shares of the our common stock. On September 20, 2002, we entered into an amendment to the share exchange agreement pursuant to which the number of shares of the our common stock to be exchanged for the capital stock of Logical Imaging Solutions was increased from 1.6 million to 1.7 million and a requirement was added that Logical Imaging Solutions have at least $100,000 on hand at closing. On September 30, 2002, the share exchange transaction was closed, and the 1.7 million shares of our stock were received and retired by our stock transfer agent.

On March 6, 2003, Color Imaging received from Chi Fu Investment Co Ltd $6,075,000 of subscription proceeds for the public sale of 4,500,000 of our common shares at a price of $1.35 per share in our offering on Form SB-2 filed with the Securities and Exchange Commission. Chi Fu Investment Co Ltd is a wholly owned subsidiary of our affiliate General Plastic Industrial Co., Ltd, and our directors Jui-Hung Wang and Jui-Chi Wang each own 34.6% and 19.9%, respectively, of General Plastic Industrial Co., Ltd.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to Color Imaging with respect to the beneficial ownership of Color Imaging's common stock as of April 21, 2003 by:

     o each stockholder known by Color Imaging to own beneficially more than 5% of Color Imaging's common stock;

     o    each Named Executive Officer;

     o    each of Color Imaging's directors; and

     o    all directors and executive officers as a group.

     Except as otherwise indicated in the footnotes, Color Imaging believes that the beneficial owners of the common stock listed below, have sole voting power and investment power with respect to such shares of common stock indicated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percent ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of the date of this proxy statement are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percent ownership of any other person.

                                                          PERCENTAGE OF
NAME OF BENEFICIAL OWNER             NO. OF SHARES         OWNERSHIP(1)
---------------------------------  ------------------   --------------------

Sueling Wang (2)                         1,981,551               15.1%
Morris E. Van Asperen (3)                  360,906                2.7%
Charles R. Allison (4)                      87,500                   *
Jui-Chi Wang (5)                           694,450                5.4%
Jui-Hung Wang(6)                           709,178                5.5%
Jui-Kung Wang(7)                           321,209                2.5%
Michael W. Brennan(8)                      100,000                   *
Yi Jen Wang (9)                             30,000                   *
Richard S. Eiswirth (10)                        --                   *
Chi Fu Investment Co Ltd (11)            4,500,000               34.1%
Executive officers and directors
   as a group (9 persons) (12)           4,154,794               29.8%
----------------
* Less than 1%

(1) Percentage of ownership is calculated as required by Commission Rule 13d-3(d)(1). The table above includes the number of shares underlying options and warrants which are exercisable within 60 days after the date of this proxy statement.
(2) Includes: (a) 600,000 shares owned by Sueling Wang's four children, (b) 141,204 shares owned by Yik-Li Sih, Sueling Wang's wife, in which Dr. Wang may be deemed to have pecuniary interest. Dr. Wang disclaims beneficial ownership of such 741,204 shares. Also includes 275,000 shares subject to options that are currently exercisable.
(3)  Includes 250,000 shares subject to options that are currently  exercisable.
(4)  Includes 87,500 shares subject to options that are currently exercisable.
(5)  Includes 15,000 shares subject to options that are currently exercisable.
(6)  Includes 10,000 shares subject to options that are currently exercisable.
(7)  Includes 5,000 shares subject to options that are currently exercisable.
(8)  Mr.  Brennan  is no  longer  with  Color  Imaging  as  the  result  of  the discontinuation of the Logical Imaging Solutions' operations as of September 30, 2002.
(9)  Ms. Wang became a director of Color Imaging on April 18, 2003.
(10) Mr. Eiswirth became a director of Color Imaging on April 18, 2003.

(11) Information provided is based on a Schedule 13D filed March 6, 2003, by Chi Fu Investment Co Ltd, Taiwan, R.O.C. Chi Fu Investment Co Ltd is a wholly-owned subsidiary of our affiliate, General Plastic Industrial Co Ltd.
(12) Includes 642,500 shares subject to options that are exercisable within 60 days after the date of this proxy statement. As of March 31, 2003, with the inclusion of Jui-Hung Wang's, Jui-Chi Wang's and Jui-Kung Wang's 9.73%,10.19% and 1.78%, respectively, beneficial ownership of the common stock owned by Chi Fu Investment Co Ltd, the ownership of the executive officers and directors is 5,131,294 shares, or 39.7%, including the aforementioned exercisable options.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the board of directors, certain executive officers of Color Imaging and persons who hold more than 10% of Color Imaging's outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of common stock and their transactions in common stock. Based upon the copies of Section 16(a) reports that Color Imaging received from such persons for their 2002 fiscal year transactions, Color Imaging believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, board members and greater than ten-percent stockholders.


                   PROPOSAL TO APPROVE THE COLOR IMAGING, INC.
                            2003 STOCK INCENTIVE PLAN
                         (ITEM NO. 2 ON THE PROXY CARD)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     On March 10, 2003, the board of directors, subject to the approval of shareholders, adopted the Color Imaging 2003 Stock Incentive Plan. The Stock Incentive Plan shall be effective as of the date of such approval of shareholders.

     Options and other stock awards may be granted under the Stock Incentive Plan to employees of Color Imaging and certain subsidiaries and affiliated businesses, and directors, consultants and other persons providing key services to Color Imaging. Color Imaging estimates that, as of the date of this proxy statement, approximately twelve (12) employees (including officers) and the four
(4) non-employee directors are eligible to participate in the Stock Incentive Plan. The following discussion summarizes the Stock Incentive Plan.

ELIGIBILITY FOR PARTICIPATION UNDER THE STOCK INCENTIVE PLAN

     Options, stock appreciation rights ("SARs") and stock awards ("Stock Awards") may be granted under the Stock Incentive Plan to key employees, officers or directors of, and consultants and advisors to, Color Imaging and its subsidiaries. Color Imaging estimates that, as of the date of this proxy statement, approximately twelve (12) employees (including officers) and four (4) non-employee directors of Color Imaging are eligible to participate in the Stock Incentive Plan. Nothing contained in the Stock Incentive Plan or in any agreement entered into pursuant thereto may confer upon any person any right to continue as a director, officer or employee of Color Imaging or its subsidiaries or as a consultant or advisor, or limit in any way any right of shareholders or of the board, as applicable, to remove such person.

SHARES RESERVED UNDER THE STOCK INCENTIVE PLAN; INDIVIDUAL GRANT LIMITS

     The Stock Incentive Plan currently provides for the grant of awards to acquire a maximum of 1,500,000 shares of common stock (including options for shares subject to previous grants), subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding common stock. Shares issued under the Stock Incentive Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. The maximum number of SARs and shares subject to options that may be granted to any one individual during any consecutive 12-month period under the Stock Incentive Plan is

200,000. The maximum number of shares that may be granted pursuant to Stock Awards under the Stock Incentive Plan is 100,000 shares.

     The Stock Incentive Plan permits the grant of incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), SARs and Stock Awards at the discretion of the Compensation Committee of the board of directors.

PURPOSE OF THE STOCK INCENTIVE PLAN

     Color Imaging desires to attract and retain persons of skill and experience and to encourage their highest levels of performance on behalf of Color Imaging and its subsidiaries. The Stock Incentive Plan accordingly affords eligible persons the opportunity to acquire stock rights in Color Imaging. A portion of the options issued pursuant to the Stock Incentive Plan may constitute ISOs within the meaning of Section 422 of the Code or any succeeding provisions. The Stock Incentive Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

DURATION OF THE STOCK INCENTIVE PLAN

     Awards may be granted pursuant to the Stock Incentive Plan from time to time prior to the earlier of (1) June 16, 2013; or (2) the date on which all available shares for issuance under the Stock Incentive Plan have been issued.

ADMINISTRATION OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan is administered by the Board of Directors, unless a Compensation Committee has been established to administer the Stock Incentive Plan. Subject to the terms of the Stock Incentive Plan, in administering the Stock Incentive Plan and the awards granted under the Stock Incentive Plan, the Compensation Committee has authority to determine:

o the employees of Color Imaging and its subsidiaries to whom ISOs may be granted;

o the directors, officers and employees of Color Imaging and its subsidiaries and the consultants and advisors to whom NSOs, SARs and Stock Awards may be granted;

o    the time or times at which awards may be granted;

o the number of shares subject to each award and, for options and SARs, the exercise price thereof;

o    whether each option granted shall be an ISO or a NSO;

o the time or times when each option and SAR shall become exercisable and the duration of the exercise period;

o whether restrictions are to be imposed on shares subject to options and the nature of such restrictions;

o whether and under what circumstances cash payments shall be made upon the termination of options or SARs, and whether and under what circumstances stock acquired pursuant to the exercise of an option or SAR shall be repurchased by Color Imaging; and

o    the terms of any Stock Awards.

The Compensation Committee also interprets the Stock Incentive Plan and prescribes and rescinds rules and regulations, relating to and consistent with the Stock Incentive Plan.

     Under the Stock Incentive Plan, acts by a majority of the Compensation Committee, or acts reduced to or approved in writing by a majority of the members of the Compensation Committee, shall be the valid acts of the Compensation Committee.

     No members of the board of directors or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Stock Incentive Plan or any stock options granted under it. No member of the board or the Compensation Committee shall be liable for any act or omission of any other member of the board or the Compensation Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Stock Incentive Plan, except those resulting from that member's own gross negligence or willful misconduct. In addition to rights of indemnification as a member of the board or Compensation Committee, each member of the board and the Compensation Committee shall be entitled to indemnification by Color Imaging with respect to administration of the Stock Incentive Plan and the granting of rights and benefits under it.

AMENDMENT OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan may be terminated or amended by the board of directors at any time, except that the following actions may not be taken without shareholder approval:

     o materially altering the number of shares that may be issued under the Stock Incentive Plan (except by certain adjustments under the Stock Incentive Plan);

     o materially modifying the persons or classes of persons eligible to participate in the Stock Incentive Plan;

     o materially increasing the benefits accruing to participants under the Stock Incentive Plan;

     o modifying the exercise price at which options and SARs may be offered (except by adjustment pursuant to the Stock Incentive Plan); and

     o extending the maximum option period under, or the term of, the Stock Incentive Plan.

Awards may not be granted under the Stock Incentive Plan after the date of termination of the Stock Incentive Plan, but options and SARs granted prior to that date remain exercisable according to their terms.

NEW PLAN BENEFITS

     No awards have been granted under the Stock Incentive Plan. No determination has been made by the board or the Compensation Committee regarding the number of option or awards to be granted to any executive officer, executive officers as a group, non-executive directors or non-executive employees. At April 21, 2003, the following options were outstanding:

                                                      Number of       Dollar
                                                       Options      Value ($)(1)
                                                      ----------    ------------
Executive Officer Group                                700,000          --
Non-Executive Director Group                           125,000          --
All Employees excluding Executive Officer Group        145,000          --

-----------------
(1) None of the above options were in the money as of April 21, 2003.

GRANT OF STOCK OPTIONS AND SARS

     The Compensation Committee may grant stock options and SARs to eligible persons in such amounts and on such terms not inconsistent with the Stock Incentive Plan as it may deem appropriate up to the number of shares remaining subject to the Stock Incentive Plan. Color Imaging and each eligible person shall execute an agreement providing for the grant of stock options or SARs in accordance with the pertinent provisions of the Stock Incentive Plan.

OPTION AND SAR EXERCISE PRICE

     The exercise price per share for the shares subject to ISOs, NSOs and SARs shall be at whatever price is approved by the Compensation Committee; provided, however, that, in general, the exercise price per share for the shares subject to ISOs shall be not less than the fair market value per share of common stock on the grant date, except that in the case of an ISO to be granted to an employee owning more than 10% of the total combined voting power of all classes of stock of Color Imaging, the exercise price per share shall be not less than 110% of the fair market value per share of common stock on the grant date. The "fair market value" shall be the closing price of the common stock on the OTC Bulletin Board on the day of grant or if no sale of the common stock has been made on such date, on the next preceding day on which there was such a sale.

VESTING OF OPTIONS

     Unless otherwise provided by the Compensation Committee, options granted under the Stock Incentive Plan generally vest, beginning on the first anniversary date of the date of grant, at the rate of 25% per annum, -so that all options are vested after 4 years. The Compensation Committee has the authority to accelerate or waive the vesting period for any option granted under the Stock Incentive Plan upon the attainment of performance goals established by the Compensation Committee for the grantee(s). In the event of a change of control, the Compensation Committee may also accelerate the vesting of outstanding options under the Stock Incentive Plan.

ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES

     If the shares of common stock are subdivided or combined, or a stock dividend is declared and paid, the number of shares of common stock subject to the Stock Incentive Plan and to the individual limits thereunder deliverable upon the exercise of Stock Options or SARs and subject to Stock Awards shall be increased or decreased proportionately, and the purchase price per share of options and SARs shall be adjusted to reflect such subdivision, combination or stock dividend. If, while unexercised options or SARs remain outstanding under the Stock Incentive Plan, Color Imaging proposes to merge or consolidate with another corporation, whether or not Color Imaging is to be the surviving corporation, or if Color Imaging proposes to liquidate or sell or otherwise dispose of substantially all of its assets, or substantially all of the outstanding shares of stock of Color Imaging are to be sold, then the Compensation Committee may, in its sole discretion, either:

     o make appropriate provision for the protection of any such outstanding options and SARs by the substitution on an equitable basis of appropriate stock of the surviving corporation or its parent in the merger or consolidation or other reorganized corporation that will be issuable in respect to the shares of common stock of Color Imaging subject to such options and SARs, provided that, with respect to ISOs, such provision shall satisfy the requirement that no additional benefits shall be conferred upon optionees as a result of such substitution within the meaning of Section 424(a) of the Code, and that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof; or

     o upon written notice to the grantees, provide that all unexercised options and SARs must be exercised within a specified number of days of the date of such notice or they will be terminated.

In any such case, the Compensation Committee may, in its discretion, accelerate the date on which outstanding options and SARs become exercisable. In no event, however, shall the Compensation Committee be obligated to take any action as a result of any such transaction, it being acknowledged that it is in the Compensation Committee's sole discretion to determine if, and to what extent, any such action shall be taken.

DURATION AND TERMINATION OF OPTIONS AND SARS

     Each option and SAR expires on the date specified by the Compensation Committee, but not more than (i) 10 years from the respective grant date in the case of NSOs, SARs and most ISOs, and (ii) five years from the grant date in the case of ISOs granted to an employee owning more than 10% of the total combined voting power of all classes of stock of Color Imaging; provided, however, that if approved by the Compensation Committee, after request by the grantee, ISOs may be converted into NSOs and the term of such option may be extended.


MEANS OF EXERCISE OF OPTIONS AND SARS

     Options and SARs are exercised by giving written notice to Color Imaging at its principal office address, accompanied, in the case of an option, by full payment of the purchase price therefore and the applicable withholding tax, either (a) in United States dollars in cash or by check, or (b) if permitted by the Compensation Committee, the delivery of shares of common stock having a fair market value equal as of the date of the exercise to the cash exercise price of the option; provided, however, that such shares must have been held for at least six months.


NON-TRANSFERABILITY OF OPTIONS, SARS AND STOCK AWARDS

     No option, SAR or Stock Award is transferable except by will or by the laws of descent and distribution, and all options and SARs are exercisable, during the lifetime of the grantee, only by the grantee or the grantee's guardian or legal representative. Shares subject to options, SARs or Stock Awards granted under the Stock Incentive Plan that have lapsed or terminated may again be subject to awards thereunder.

RESTRICTIONS ON STOCK AWARDS

     Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Compensation Committee shall determine. These may include continuous service and/or the achievement of specified performance measures. The performance measures that may be used by the Compensation Committee for such Stock Awards shall be measured by revenues, income, or such other criteria as the Committee may specify. If vesting is conditioned solely upon continuous service, the vesting schedule for Stock Awards shall cover a period of not less than three years (subject to acceleration of vesting, to the extent permitted by the Compensation Committee, in the event of the participant's death, disability, or involuntary termination or in the event of a change in control of Color Imaging).

TAX TREATMENT

     The following discussion addresses certain anticipated U.S. federal income tax consequences associated with awards made under the Stock Incentive Plan. It is based on the Code and interpretations thereof as in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     A company, such as Color Imaging, for which an individual is performing services will generally be allowed to claim as a deduction for federal income tax purposes amounts that are includable in the income of such individual as compensation income in Color Imaging's taxable year in which the employee's taxable year of inclusion ends, provided that such amounts qualify as reasonable compensation for the services rendered. This general rule will apply to the deductibility of a participant's compensation income resulting from participation in the Stock Incentive Plan. The timing and amount of the federal income tax deduction available to Color Imaging will, therefore, depend upon the timing and amount of compensation income recognized by a participant as a result of participation in the Stock Incentive Plan. The following discusses the timing and amount of compensation income recognized by participants and the accompanying  federal  income  tax  deduction  that  may be  available  to Color
Imaging.

     Incentive Stock Options. A participant to whom an ISO which qualifies under
Section 422 of the Code is granted generally will not recognize compensation income (and Color Imaging will not be entitled to a federal income tax deduction) upon the grant or the exercise of the option. To obtain nonrecognition treatment from the exercise of an ISO, however, the participant must be an employee of Color Imaging or a subsidiary continuously from the date of grant of the option until three months prior to the exercise of the option. If termination of employment is due to disability of the participant, ISO treatment will be available if the option is exercised within one year of termination. If an option originally designated as an ISO is exercised after these periods, the option will be treated as a NSO for income tax purposes and compensation income will be recognized by the participant (and a federal income tax deduction generally will be available to Color Imaging) in accordance with the rules discussed below concerning NSOs.

     The Code provides that ISO treatment will not be available to the extent that the fair market value of shares subject to ISOs (determined as of the date of grant of the ISOs) which become exercisable for the first time during any calendar year exceeds $100,000. If the $100,000 limitation is exceeded, the options in excess of the limitation are treated as NSOs when exercised.

     While a participant may not recognize compensation income upon exercise of an ISO, the excess of the fair market value of the shares of common stock received over the exercise price for the option is an adjustment for alternative minimum tax purposes and can affect the optionee's alternative minimum tax liability under applicable provisions of the Code. The increase, if any, in an optionee's alternative minimum tax liability resulting from exercise of an ISO will not, however, create a deductible compensation expense for Color Imaging.

     When a participant sells shares of common stock received upon exercise of an ISO more than one year after the exercise of the option and more than two years after the grant of the option, the participant will normally not recognize any compensation income, but will instead recognize capital gain or loss from the sale in an amount equal to the difference between the sales price for the shares of common stock and the option exercise price. If, however, a participant sells the shares of common stock within one year after exercising the ISO or within two years after the grant of the ISO, the participant will recognize compensation income (and Color Imaging generally will be entitled to a federal income tax deduction) in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares of common stock on the date of exercise of the option over the option exercise price, and (ii) the excess, if any, of the sale price for the shares over the option exercise price. Any other gain or loss on such sale (in addition to the compensation income mentioned previously) will normally be capital gain or loss.

     Nonqualified Stock Options. A participant to whom a NSO is granted will not normally recognize income at the time of grant of the option. When a participant exercises a NSO, the participant will generally recognize compensation income (and Color Imaging generally will be entitled to a federal income tax deduction) in an amount equal to the excess, if any, of the fair market value of the shares of common stock when acquired over the option exercise price. The amount of gain or loss recognized by a participant from a subsequent sale of shares of common stock acquired from the exercise of a NSO will be equal to the difference between the sales price for the shares of common stock and the sum of the exercise price of the option plus the amount of compensation income recognized by the participant upon exercise of the option.

     SARs. The recipient of an SAR generally will not recognize any compensation income upon grant of the SAR. At the time of exercise of an SAR, however, the recipient should recognize compensation income (and Color Imaging generally will be entitled to a federal income tax deduction) in an amount equal to the amount of cash, or the fair market value of the shares, received.

     Restricted Stock Awards. If stock received pursuant to a stock award made through the Stock Incentive Plan is subject to a substantial restriction on continued ownership which is dependent upon the recipient continuing to perform services for Color Imaging or its affiliated companies (a "substantial risk of forfeiture"), the participant should not recognize compensation income upon receipt of the shares of common stock unless he/she makes a so-called "83(b) election" as discussed below. Instead, the participant will recognize compensation income (and Color Imaging generally will be entitled to a federal income tax deduction) when the shares of common stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the stock at that time. Absent a participant making an 83(b) election, dividends paid with respect to shares of common stock which are subject to a substantial risk of forfeiture will be treated as compensation income for the participant

(and a compensation deduction generally will be available to Color Imaging for the dividend) until the shares of common stock are no longer subject to a substantial risk of forfeiture.

     Different tax rules will apply to a participant who receives shares of common stock subject to a risk of forfeiture if the participant files an 83(b) election. If, within 30 days of receipt of the shares of common stock, a participant files an 83(b) election with the Internal Revenue Service and Color Imaging, then, notwithstanding that the shares of common stock are subject to a risk of forfeiture, the participant will recognize compensation income upon receipt of the shares of common stock (and Color Imaging generally will be entitled to a federal income tax deduction) in an amount equal to the fair market value of the stock at the time of the award. If the 83(b) election is made, any dividends paid with respect to the shares of common stock will not result in compensation income for the participant (and will not entitle Color Imaging to a federal income tax deduction). Rather, the dividends paid will be treated as any other dividends paid with respect to common stock, as ordinary income which is not compensation.

TAX WITHHOLDING

     Whenever Color Imaging proposes, or is required, to distribute shares of common stock under the Stock Incentive Plan, Color Imaging may require the recipient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, Color Imaging may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

UNFUNDED STATUS OF THE STOCK INCENTIVE PLAN

     The Stock Incentive Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by Color Imaging, nothing contained in the Stock Incentive Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of Color Imaging.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK INCENTIVE PLAN AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK INCENTIVE PLAN.


    PROPOSAL TO APPROVE GRANT OF OPTIONS TO EMPLOYEES, OFFICERS AND DIRECTORS
                         (ITEM NO. 3 ON THE PROXY CARD)

     On June 28, 2000, we granted options to acquire 500,000 shares of our common stock to senior members of our management at an exercise price of $2.00 per share following the merger with Advatex Associates, Inc. The options vest over a two to four year period and expire 5 years from their respective date of vesting.

     During the year ended December 31, 2001, the board of directors granted officers and employees options to acquire 535,000 shares of our common stock and outside directors options to acquire 175,000 shares of our common stock at an exercise price of $2.75 per share. Of the 535,000 options granted to officers and employees, 25% vested immediately and the remainder will vest over 3 years. The officer and employee options expire 5 years from their respective date of vesting. Each outside director was granted options to acquire 25,000 shares of our common stock, for a total of 175,000 options, effective upon his or her election or appointment to the board of directors. The outside director options vest over 5 years, beginning with the first anniversary date of his or her appointment to the board, and expire 3 years from their respective date of vesting. As a result of employment terminations or resignations, as of December 31, 2002, options to purchase 190,000 shares of common stock by management or our employees have lapsed, and options to purchase 100,000 shares of our common stock granted to outside directors have lapsed.

     Since 2000, Color Imaging has authorized and issued approximately 1,360,000 stock options for employees, executives and directors of Color Imaging. Currently, 970,000 options are outstanding. These options were issued without shareholder approval as Color Imaging had no shareholder-approved stock incentive plan in place. In order to comply with stock exchange listing requirements Color Imaging may eventually wish to list on, Color Imaging is submitting such prior stock option grants for shareholder ratification.

     The following stock option grants were made during the period indicated below:

            GRANT                 OPTIONS        OPTIONS         OPTIONS
            DATE                  GRANTED        LAPSED        OUTSTANDING
       --------------------    -------------  -------------   -------------
       June 2000                  500,000           0            500,000
       March 2001                 685,000        290,000         395,000
       September 2001              25,000           0             25,000
       July 2002                  100,000        100,000             0
       April 2003                  50,000           0             50,000
                               -------------  -------------   -------------
             Total              1,360,000        390,000         970,000

     On March 10, 2003, subject to stockholder approval, the board of directors approved the Color Imaging 2003 Stock Incentive Plan. Although the prior grant of options were not granted pursuant to the Stock Incentive Plan, the terms of the Stock Incentive Plan (except for the terms with respect to vesting and any conflicting terms) shall be incorporated by reference to all prior option grants, if the 2003 Stock Incentive Plan is approved by stockholders.

     THE BOARD OF DIRECTORS HAS PREVIOUSLY APPROVED THE STOCK OPTION GRANTS TO EMPLOYEES, OFFICERS AND DIRECTORS AND RECOMMENDS A VOTE FOR RATIFICATION OF THESE PRIOR GRANTS.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                         (ITEM NO. 4 OF THE PROXY CARD)

     The board of directors has selected Lazar Levine & Felix LLP as Color Imaging's independent accountants for the year ending December 31, 2003, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the annual meeting. Lazar Levine & Felix LLP has no financial interest in Color Imaging and neither it nor any member or employee of the firm has had any connection with Color Imaging in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by Color Imaging's stockholders, but in view of the importance of the financial statements to the stockholders; the board of directors deems it advisable that the stockholders pass upon such selection. A representative of Lazar Levine & Felix LLP is not expected to be present at the annual meeting.

     In the event the stockholders fail to ratify the selection of Lazar Levine & Felix LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the board of directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Color Imaging and its stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                                PERFORMANCE GRAPH

     Set forth below is a line graph presentation comparing the cumulative shareholder return on the Color Imaging's common stock (OTC: CIMG), on an indexed basis, against cumulative total returns of the Nasdaq Stock Market (U.S. Companies) Index and the MG Group Index. The graph assumes that the value of the investment in the common stock in each index was $100 on December 31, 1997. The Performance Graph shows total return on investment for the period beginning December 31, 1997 through December 31, 2002.



                                [GRAPH OMITTED]



                   VALUE OF $100 INVESTED ON DEC. 31, 1997 AT:

                                1997        1998         1999          2000          2001        2002
                             ---------   ----------    ----------    ----------   ----------- ----------
  COLOR IMAGING, INC.        $ 100.00    $  57.18       $ 300.24      $ 632.47     $  729.41   $ 282.35
  MG GROUP INDEX             $ 100.00    $  88.35       $  85.36      $  84.09     $   90.42   $  75.10
  NASDAQ MARKET INDEX        $ 100.00    $ 141.04       $ 248.76      $ 156.35     $  124.64   $  86.94

               Total return assumes reinvestment of any dividends.

                                 OTHER BUSINESS

     Color Imaging does not know of any other business to be presented to the annual meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the annual meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of shareholders intended to be presented at Color Imaging's 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by Color Imaging by January 12, 2004 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all shareholder proposals submitted outside of the shareholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act must be received by Color Imaging by March 28, 2004 in order to be considered timely. If such shareholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such shareholder proposals that may come before the 2004 Annual Meeting. With regard to such shareholder proposals, if the date of the 2004 Annual Meeting is subsequently advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, Color Imaging shall, in a timely manner, inform shareholders of the change and the date by which proposals must be received.

                           ANNUAL REPORT ON FORM 10-K

     A copy of Color Imaging's Annual Report on Form 10-K for the calendar year ended December 31, 2002 is being mailed to stockholders with this proxy statement.

                                     By Order of the Board of Directors

                                     /s/ MORRIS E. VAN ASPEREN
                                     Morris E. Van Asperen
                                     Secretary

Norcross, Georgia
May 12, 2003

Please Complete, Date, And Sign The Enclosed Proxy Card And Return It Promptly In The Enclosed Reply Envelope. No Postage Is Required If Mailed In The United States.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                November 1, 2000
                            Amended October 31, 2002

                             CORPORATE RESPONSIBLITY

The Board of Directors (the "Board") of Color Imaging, Inc., a Delaware corporation (the "Company"), to the extent required by regulation or the securities exchange upon which the Company's common stock is listed, is responsible for the formation of an Audit Committee (the "Committee") that includes individuals that are both independent of management and have the skills necessary to fulfill their responsibilities.

PURPOSE

The Committee is appointed by the Board to assist the Board in meeting its oversight responsibilities to appropriately monitor (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, if any, and that of the independent auditors, (4) the adequacy of the Company's internal controls and procedures, including disclosure of such controls and procedures, and (5) the compliance by the Company with legal and regulatory requirements.

The Committee is responsible for taking charge of corporate audits, including appointing, compensating, and overseeing independent auditors, and receiving reports directly from independent auditors. The Committee is also responsible for the resolution of any disputes that arise on accounting matters between the auditors and management.

To fulfill its duties and responsibilities, the Committee must also institute procedures to ensure members are independent, and to hear and act on complaints regarding Company accounting, internal control, and auditing issues. The Company shall sufficiently fund and or allocate a budget for the Committee for the payment of the fees and expenses of the Committee, any staff, and to pay the auditors or other professionals.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement. The Committee's report must address whether the Committee has (1) reviewed the financial statements with management, (2) discussed with the auditors the matters covered by SAS No. 61 as amended by SAS 90, (3) discussed auditor independence with the auditors, (4) received from the auditors written information and disclosures relating to auditor independence, as required by Independent Standards Board Standard No. 1,and (5) recommended to the Board of Directors, based on its review, that the audited statements should be included in the Company's Form 10-K. The report must discuss questions relating to the independence of audit committee members, under the standards set by the Company's securities exchange, and certain other matter(s) having to do with audit committee governance.

While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America and applicable rules and regulations. Nor is it the responsibility of the Committee to provide assurances that the financial information disclosed in a report, viewed in its entirety, meets a standard of overall material accuracy and completeness that is broader than financial reporting requirements under accounting principles generally accepted in the United States of America. A "fair presentation" of financial condition, results of operations and cash flows encompasses the selection of appropriate accounting policies, proper application of appropriate accounting policies, disclosure of financial information that is informative and reasonably reflects the underlying transactions and events and the inclusion of any additional disclosure necessary


Audit Committee Charter                                Approved October 31, 2002
to provide investors with a materially accurate and complete picture of the company's financial condition, results of operations and cash flows. These are the responsibilities of management.

COMPOSITION

The composition of the Committee will, at a minimum, be comprised of member(s) of the Board as required by regulation or the listing requirements of the exchange upon which the Company's common stock is listed (the "Exchange"). In the absence of a Committee, and where permitted by regulation or the Exchange, the oversight responsibility, authority and specific duties of the Committee shall be performed by the Board.

When required or feasible, the Committee will be comprised of three (3) or more directors as determined by the Board who fulfill the independence and experience requirements of the national securities exchanges. In that event, all of the members will be directors: (i) who have no relationship to the Company that would interfere with the exercise of their independence from management and the Company, (ii) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee, and (iii) with at least one member of the Committee having accounting or related financial management experience and sophistication, a financial expert, preferably with both a public accounting background and experience with the Commission or public filings required to be made by public companies, to serve as chairman of the Committee. In addition, each such member shall not accept consulting, advisory, or other compensatory fees from, or be affiliated with, the Company, other than as a Board or Committee member, and as such cannot be a member of management or be employed by the Company.

The Members of the Committee will be appointed, and may be replaced, by the Board, and if required, be nominated by a nominating committee, comprised solely of independent directors. Committee members will be listed in the annual proxy statement to the Company's stockholders. The Board will appoint one of the members of the Committee as the Committee Chairman.

AUTHORITY AND RESPONSIBILITY

The Committee has the sole authority to appoint or replace, compensate, and oversee the work of any independent auditor, who must be, when required, a registered firm as defined by law, whose purpose is the preparation or issuance of an audit report or related work (the "Auditor"). The Auditor's reports and other communications are to be delivered directly to the Committee, and the Committee is responsible for the resolution of disagreements between management and the Auditor regarding financial reporting.

The Committee shall pre-approve all audit and non-audit services and all engagement fees and terms in connection therewith, except as otherwise permitted by regulation or the exchange.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers ("Advisers") to render advice and counsel in such matters and to carry out its duties and meet its responsibilities. The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee. The Company shall provide for appropriate funding (budget), as determined by the Committee, for the payment of fees or costs of the Advisers, including but not limited to the payment of the fees and costs of the Auditor for the purpose of rendering or issuing an audit report and the fees and expenses of the Committee members and any Committee staff.

In addition, the Committee provides an avenue for communication between internal auditors, if any, the Auditor, financial management and the Board. The Committee should have a clear understanding with the Auditor that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the Auditor is to the Board and the Committee. The Committee will report to the Board concerning its activities.


Audit Committee Charter                               Approved October 31, 2002

The Committee also has the responsibility to establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company ("whistleblowers") of concerns regarding questionable accounting or auditing matters.

The Committee may consult with and or receive the recommendation(s) of management, but the Committee shall not delegate the above-mentioned responsibilities. The Committee may form and delegate authority to subcommittees consisting of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee granted pre-approval authority shall be presented to the Committee at its next scheduled meeting.

MEETINGS

The Committee is to meet in separate executive session(s) with the Company's chief financial officer, Auditor and internal auditors, if any, at least once each year and at other times when considered appropriate.

Regular meetings of the Committee shall be held no less frequently than quarterly to review and discuss the Company's quarterly financial statements and related reports to be filed with the Commission.

ATTENDANCE

Committee members will strive to be present at all meetings. The Committee may request any officer or employee of the Company, or the Company's outside counsel or Auditor, to attend any meeting of the Committee or to meet with any members of, or consultants to, or staff of, the Committee.

SPECIFIC DUTIES

The Committee shall make regular reports to the Board, and it shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The review and reassessment of the Charter is to be done in compliance with applicable regulations or exchange rules relating to audit committee requirements.

In carrying out its oversight responsibilities, the Committee will, to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1. Controls. Review with the Company's management, internal auditors, if any, and Auditor the Company's accounting, financial and disclosure reporting controls, including any major issues as to the adequacy of the design and operation of the Company's internal controls and any special remedial actions taken in connection with any material control deficiencies which could adversely affect the Company's ability to record, process, summarize and report financial data and other information to be disclosed.

2. Principles and Practices. Review with the Company's management, internal auditors, if any, and Auditor significant accounting and reporting principles, judgments, practices and procedures applied by the Company in preparing its financial statements, including any significant changes in the Company's selection or application of accounting principles. Discuss with the Auditor their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

3. Internal Audit. Review the scope of the Company's, or the internal auditor's, work plan for the year, if any, and receive a summary report of major findings by the Company or its internal auditors and how management is addressing the conditions reported.

4. Quarterly Financial Statements & Reports.  Review and discuss with management
and  the  Auditor  the  Company's  quarterly  financial  statements,   including


Audit Committee Charter                               Approved October 31, 2002
disclosures made in Form 10-Q, the certifications of the principal executive and financial officer of the Company, the analysis and results of the Auditor's review of the quarterly financial statements and other disclosures on Form 10-Q, prior to the filing of the Form 10-Q with the Commission, and in their discretion request written reports of review from the Auditor.

5. Annual Financial Statements & Reports. At the completion of the annual audit and prior to the release to the public of the annual financial results, review with management, internal auditors and the Auditor the following:

     - The results of the audit of the financial statements and the annual financial statements and related footnotes and disclosures, financial information to be included in the Company's annual report to stockholders and the certifications of the principal executive and financial officer of the Company on Form 10-K.

     - Other communications as required to be communicated by the Auditor by Statement of Auditing Standards (SAS) 61, as amended by SAS 90, relating to the conduct of the audit. Further, receive a communication provided by the Auditor concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments. Further, discuss in particular, (a) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices during the year as suggested by the Auditor, any internal auditor or management, (b) the Management Letter provided by the Auditor and the Company's response to that letter and (c) significant changes to the audit plan, if any, the cooperation received by the Auditor during their audit, including access to all requested records, data and information and any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities, and any significant disagreements with management that, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     -    Discuss  with the  Auditors  the matters  required to be  discussed by
          Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows: (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors, and (c) other material written communications between the Auditor and management, such as any Management Letter or schedule of unadjusted differences.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

6. Annual Proxy Statement. After preparation by management and review by internal auditors, if any, and Auditor, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Charter is to be published as an appendix to the proxy statement every three (3) years.

7. Annual Counsel's Report. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

8. Personnel. Discuss with the Auditor the quality of the Company's financial and accounting personnel.

9. Auditor Responsiveness. Elicit the comments of management regarding the responsiveness of the Auditor to the Company's needs.

10. Auditor Recommendations. Meet with management, internal auditors, if any, and the Auditor to discuss any relevant significant recommendations that the Auditor may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the Auditor in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations


Audit Committee Charter                               Approved October 31, 2002
from the Auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Auditor Selection. Recommend to the Board the selection, retention or termination of the Company's Auditor.

12. Internal Audit Staff. Review the appointment and replacement, if applicable, of the senior internal audit executive.

13. Ethical Behavior. Review with management, internal auditors and the Auditor the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Review and approve a Code of Ethics for senior executives and monitor compliance therewith as required by applicable regulations and the Exchange.

14. Expert Advice. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to audit committee related regulations or rules of the Exchange or national exchange association, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

15. Discuss with management and the Auditor:

     -    the effect of regulatory and accounting initiatives;

     -    off-balance sheet structures, if any;

     -    related party transactions, if any;

     - critical accounting policies and other major financial risk exposures and the initiatives of management to assess, monitor and mitigate such risks, and

     - the principal executive and financial officers certifications in connection with the reports to the Commission on Form 10-Q and Form 10-K.

Oversight of the Company's Relationship with the Auditor

16. Lead Partner. Review and evaluate the lead partner of the Auditor's team.

17. Audit Partner Rotation. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for review of the audit as required by regulation or by the rules of the Exchange.

18. Auditor's Engagement, Controls. Determine the extent of the Auditor's engagement to review the adequacy of the Company's accounting and financial controls as required by applicable regulations and the Exchange. In their discretion, or as so required, obtain written reports from the Auditor as to their findings in such engagements.

18. Reporting Controls. Obtain annually in writing from the Auditor their letter as to the adequacy of the Company's accounting and financial reporting controls.

19. Audit Procedures. The Auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.



Audit Committee Charter                               Approved October 31, 2002

20. Independence. Inquire as to the independence of the Auditor and obtain from them, at least annually, a formal written statement delineating all relationships between the Auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

21. Audit Scope. Review the scope and general extent of the Auditor's annual audit. The Committee's review should include an explanation from the Auditor of the factors considered by them in determining the audit scope, including the major risk factors.

22. Required Reporting Issues. Have a predetermined arrangement with the Auditor that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly and annual financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company's Form 10-Q and Form 10-K. The Committee shall also receive a confirmation provided by the Auditor at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

23. Hiring Auditor Personnel. Recommend to the Board policies for the Company's hiring of employees or former employees of the Auditor who participated in any capacity in the audit of the Company, so as not to preclude the Auditor from performing its audit function.

Compliance with Oversight Responsibilities

24. Illegal Activities. Obtain from the Auditor assurance of whether or not they have, per Section 10A(b) Required Response to Audit Discoveries of the Exchange Act, discovered any illegal act; and, if so, that they have determined and considered the possible effect of the illegal act on the financial statements of the Company and did, as soon as practicable, inform the appropriate level of management or the Committee with respect to the illegal act(s) that have been detected or otherwise came to their attention.

25. Certifications. Review the certifications of the principal executive and financial officers in connection with the filing of Forms 10-Q and Form 10-K with the Commission.

26. Correspondence or Complaints. Discuss with management, the Auditor or counsel any correspondence with the regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies, practices, procedures or controls.

27. Legal Matters. Discuss with counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies or practices.

Complaints

28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.




Audit Committee Charter                               Approved October 31, 2002

                                                                         ANNEX 1

                               COLOR IMAGING, INC.
                            2003 STOCK INCENTIVE PLAN



SECTION 1. PURPOSE.

     The purpose of Color Imaging, Inc. 2003 Stock Incentive Plan (the "Plan") is to enable Color Imaging, Inc. (the "Company") to attract, retain and reward directors, officers and other employees of, and consultants and advisors to, the Company, and any Subsidiaries, Parent or Affiliates thereof, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering such persons performance based stock incentives and/or other equity interests or equity-based incentives in the Company.

SECTION 2. DEFINITIONS.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Affiliate" means any corporation, partnership or other entity controlled by, or under common control with, the Company. For these purposes, control shall consist of the ownership, either directly or indirectly, of more than 50% of the ownership interests of an entity.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (d) "Committee" means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan may be exercised by the Board, as set forth in
Section 3 hereof.

     (e) "Company" means Color Imaging, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

     (f) "Fair Market Value" means, for purposes of determining the exercise price for a Stock Option or SAR granted hereunder, as of any given date:

          (i) if the Stock is listed on an established stock exchange or exchanges, or traded on the Nasdaq National Market System ("Nasdaq/NMS") the closing price of the Stock as listed thereon on the applicable day, or if no sale of Stock has been made on any exchange on that date, on the next preceding day on which there was a sale of Stock;

          (ii) if the Stock is not listed on an established stock exchange or Nasdaq/NMS but is instead traded over-the-counter, the mean of the dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.;

          (iii)  if  the  Stock  is  not  listed  on  any   exchange  or  traded
     over-the-counter, the value as determined in good faith by the Committee;

     (g) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (h) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (i) "Optionee" means any person holding an Option in accordance with the terms of this Plan.

     (j) "Parent" means any corporation (other than the Company) and any successor corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (k) "Plan" is defined in Section 1 hereof and includes the Plan as hereinafter amended from time to time.

     (l) "Plan Participant" means any person granted an Option SAR or Stock Award pursuant to the Plan.

     (m) "SAR" means a stock appreciation right which entitles a Plan Participant to receive, in cash or Stock (as determined in accordance with Section 6(g)) value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise, over (b) an exercise price established by the Committee.

     (n) "Stock" means the common stock of the Company.

     (o) "Stock Award" means a grant of shares of Stock or of a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.

     (p) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to the Plan.

     (q) "Subsidiary" means any corporation (other than the Company) and any successor corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 3.              ADMINISTRATION.

     (a) By Committee. The Plan shall be administered by a Committee of not less than two Directors who are not employees of the Company, who shall be members of the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

     (b) Authority of Committee. The Committee shall have full authority to grant, pursuant to the terms of the Plan, Stock Options, SARs and Stock Awards to directors, officers and other key employees, consultants and advisors eligible to be Plan Participants under Section 5 hereof. The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the authority:

     (i) to select the directors, officers and other key employees of, and consultants and advisors to, the Company and any Subsidiaries, Parent and Affiliate to whom Stock Options, SARs and other Stock Awards may from time to time be granted hereunder;

     (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARS and other Stock Awards or any combination thereof are to be granted hereunder to one or more eligible persons;

     (iii)to determine the number of shares subject to each such Option, SAR and other Stock Award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, SAR or other Stock Award granted hereunder including, but not limited to, the exercise price, or any vesting, acceleration, or forfeiture restrictions regarding any Option, SAR or other Stock Award and/or the shares of Stock relating thereto, or any other restrictions and to waive any such terms or conditions in each case on such factors as the Committee shall determine, in its sole discretion; and

     (v) to determine whether and under what circumstances cash payments shall be made upon the termination of a Stock Option, SAR or other Stock Award, and whether and under what circumstances Stock acquired pursuant to the exercise of a Stock Option or SAR or pursuant to the grant of a Stock Award shall be repurchased by the Company.

     (c) Committee Decisions Final and Binding. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan Participants.

     (d) Indemnification. In addition to such other rights of indemnification that they may have as directors of the Company or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties.

SECTION 4. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,500,000 shares , subject to adjustment as set forth herein, increased from time to time by action of the Board of Directors and the Stockholders of the Company. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any outstanding Option, SAR or other Stock Award under the Plan expires or is terminated, the shares allocated to the unexercised portion of such Option, SAR or other Stock Award shall again be available for future Stock Option grants.

     Notwithstanding the foregoing,

     (i) The maximum number of shares that may be covered by awards granted to any one individual pursuant to Section 6 (relating to Options and SARs) shall be 200,000 shares during any consecutive 12 month period.

     (ii) The maximum number of shares that may be covered by Stock Awards granted to any one individual pursuant to Section 7 shall be 100,000 shares during any consecutive 12 month period.

     In the event of any transaction described in Section 8(d) hereof, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the individual maximums set forth above, in the number and option price of shares subject to outstanding Options and SARs and in the number of shares subject to outstanding Stock Awards such that each Plan Participant will continue to hold the same economic equivalent he had immediately prior to such transaction and such that all maximums will be increased or decreased in accordance with such transaction, provided that the number of shares subject to any such award shall always be a whole number.

SECTION 5. ELIGIBILITY.

     Directors, officers and key employees of, and consultants and advisors to, the Company and any Subsidiaries, Parent and Affiliate thereof who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or any Subsidiaries, Parent and Affiliate thereof are eligible to be Plan Participants and to receive awards under the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS AND SARS.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any eligible person Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that no person who is not an employee of the Company, its Parent or its Subsidiaries shall be eligible to be granted Incentive Stock Options.

     Options and SARs granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a) Option Designation. Each Option granted under the Plan shall be clearly identified at the time of grant as an Incentive Stock Option or a Non-Qualified Stock Option. An Incentive Stock Option may not be granted in tandem stock option arrangements under the Plan (i.e., where an Incentive Stock Option is issued together with a Non-Qualified Stock Option and the exercise of either type of Option affects the right to exercise the other type of Option).

     (b) Written Agreement. Each Option and SAR granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. All such agreements shall comply with and be subject to the terms of the Plan.

     (c) Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 6 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted, except that the Exercise Price shall not be less than the greater of 100% of the Fair Market Value or the par value of a share of Stock as of the Pricing Date, as defined below. However, if the Plan participant owns more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary or Parent, the Exercise Price of an Incentive Stock Option granted to such Plan Participant shall not be less than 110% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option or SAR is granted, except that the Committee may provide that: (x) the Pricing

Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and (y) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding award, the Pricing Date is the date of grant of such outstanding award.

     (d) Term. The term of each Stock Option and SAR shall be fixed by the Committee, but no Stock Option shall be exercised more than ten years (or, in the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent, more than five years) after the date the Option is granted.

     (e) Exercisability. Stock Options and SARs shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option or SAR is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

     (f) Method of Exercise. Subject to whatever installment exercise provisions apply pursuant to Section 6(e) hereof, Options and SARs may be exercised in whole or in part at any time during the term thereof, by giving written notice of exercise to the Company specifying the number of shares to be purchased or the amount of the SAR to be exercised.

     Such notice shall be accompanied by payment in full of the purchase price in the case of an Option, either by cash, check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock already owned by the Optionee based, in each case, on the fair market value of the Stock on the date the Option is exercised, as determined for this purpose by the Committee in its sole discretion; provided, however, that in no event shall payment in full or in part for the exercise of an Option be made with any Stock which, as of the date of exercise of the Option, has been owned by the Optionee less than six (6) months. If the Committee permits such payment in the form of Stock, the certificate or certificates representing the shares of Stock to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Stock will not be accepted in payment of the purchase price of shares acquired upon exercise of the Option.

     No shares of Stock shall be issued until full payment therefor has been made.

     (g) Settlement of Award. Distribution following exercise of an Option or SAR, and shares of Stock distributed pursuant to such exercise, shall be subject to such conditions, restrictions and contingencies as the Committee may establish. Settlement of SARs may be made in shares of Stock (valued at their

Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies and may waive any such conditions, restrictions and contingencies, at or after grant, or otherwise accelerate the vesting of any Option or SAR, at any time, in its discretion with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

SECTION 7. STOCK AWARDS.

     Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance measures. The performance measures that may be used by the Committee for such Awards shall be measured by revenues, income, or such other criteria as the Committee may specify. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies. If the right to become vested in a Stock Award granted under this Section 7 is conditioned on the completion of a specified period of service with the Company or any Subsidiary or Parent without achievement of performance measures or other objectives being required as a condition of vesting, then the required period of service for vesting shall be not less than three years (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant's death, disability, change in control or involuntary termination).

SECTION 8. MISCELLANEOUS.

     (a) Non-Transferability of Options, SARs and Stock Awards. No Option, SAR or Stock Award shall be transferable by a Plan Participant otherwise than by will or by the laws of descent and distribution, and all Options and SARs shall be exercisable, during the Plan Participant's lifetime, only by the Plan Participant.

     (b) Investment Representations. The Company may require any grantee, as a condition of exercising an Option or SAR, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock subject to the Option or SAR for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (c) Compliance with Securities Laws. Each Option and SAR shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration, or qualification of the shares subject to such Option and SAR upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option or SAR may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.

     (d) Recapitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, then, subject to any required action by the stockholders of the Company, the number and kind of shares of Stock subject to outstanding Options, SARs or Stock Awards and available under the Plan and price per share of Stock for any outstanding Options and SARs shall be proportionately adjusted; provided, however, that no fractional shares shall be issued or made subject to an Option, SAR or Stock Award in making the foregoing adjustments. All adjustments made by the Committee under this Section shall be final, conclusive and binding upon the holders of Options, SARs and Stock Awards.

     (e) Reorganization. If, while unexercised Options and/or SARs remain outstanding under the Plan, the Company proposes to merge or consolidate with another corporation, whether or not the Company is to be the surviving corporation, or if the Company proposes to liquidate or sell or otherwise dispose of substantially all of its assets or substantially all of the outstanding shares of Stock of the Company are to be sold, then the Committee may, in its sole discretion, either (i) make appropriate provision for the protection of any such outstanding Options and SARs by the substitution on an equitable basis of appropriate stock of the surviving corporation or its parent in the merger or consolidation, or other reorganized corporation that will be issuable in respect to the shares of Stock of the Company subject to such Options and SARs, provided that, with respect to Incentive Stock Options, such provision shall satisfy the requirement that no additional benefits shall be conferred upon Optionees as a result of such substitution within the meaning of
Section 424(a) of the Code, and that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Plan Participants, provide that all unexercised Options and SARs must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Committee may, in its discretion, accelerate the date on which outstanding Options and SARs become exercisable. In no event, however, shall the Committee be obligated to take any action as a result of any transaction described in this Section 8(e), it being acknowledged that it is in the Committee's sole discretion to determine if, and to what extent, the action authorized by this Section 8(e) shall be taken.

     (f) Rights as a Shareholder. A Plan Participant shall have no rights as a shareholder with respect to any shares subject to an Option or SAR until the date of issue of a stock certificate to him or her for such shares and only after such shares are fully paid. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (g) Annual Limitation For Incentive Stock Options. To the extent that the Fair Market Value (determined as of the date of grant of an Option) of shares of Stock with respect to which an Incentive Stock Option first becomes exercisable by an Optionee during any calendar year exceeds $100,000, such excess portion of the Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

SECTION 9. NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any agreement pursuant to which an Option, SAR or Stock Award is granted under the Plan shall confer upon any Plan Participant any right with respect to the continuation of his employment or other engagement by the Company or any Subsidiary, Parent or Affiliate or interfere in any way with the ability of the Company or any Subsidiary, Parent or Affiliate at any time to terminate such employment or other engagement or to increase or decrease the compensation of the Plan Participant from the rate in existence at the time of the grant of an award.

SECTION 10. OTHER EMPLOYEE BENEFITS.

     The amount of any compensation deemed to be received by an Plan Participant as a result of the exercise of an Option or the sale of shares received upon such exercise will not constitute "earnings" with respect to which any other benefits of such Plan Participant are determined, including, without limitation, benefits under any pension, profit sharing, life insurance, or salary continuation plan.

SECTION 11. WITHHOLDING.

     The Company's obligation to deliver shares upon the exercise of any Option or SAR granted under the Plan or to make any payments required by any option agreement shall be subject to the grantee's satisfaction of any applicable federal, state, and local income and employment tax and withholding requirements in a manner and form satisfactory to the Company.

SECTION 12. GOVERNING LAW.

     The Plan, all awards granted under the Plan and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 13. AMENDMENT OF THE PLAN.

     The Board may at any time and from time to time amend, suspend, alter, or discontinue the Plan in any respect, except that the Board may not, without the approval of the Company's shareholders:

          (a) except as expressly provided in Section 8(d) hereof, alter the total number of shares reserved for issuance pursuant to the Plan;

          (b) change the price at which Options and SARs may be granted pursuant to Section 6(c) hereof;

          (c) change the persons or class of persons eligible to participate in the Plan;

          (d) extend the maximum Option period under Section 6(d) hereof or the term of the Plan described in Section 14(b) hereof;

          (e) materially increase the benefits accruing to Plan Participants; or

          (f) amend the terms of any award, prospectively or retroactively, if, subject to Section 3 hereof, such amendment would impair the rights of any holder without the holder's consent.

SECTION 14. EFFECTIVE DATE AND DURATION OF THE PLAN.

     (a) Effective Date. The Plan shall become effective when approved by the Company's shareholders.

     (b) Termination. Unless the Plan is sooner terminated in accordance with the terms herein, no further grants of awards may be made under the Plan after the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the shareholders and (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Stock Awards or the exercise of Options or SARs. Notwithstanding the foregoing, Options granted prior to the date specified in (i) above may extend beyond that date.


1578328v1

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               COLOR IMAGING, INC.

     The undersigned hereby appoints Sueling Wang, PhD and Morris E. Van Asperen, attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of Color Imaging, Inc., standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of Color Imaging to be held June 16, 2003 or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR, "FOR" PROPOSAL 2" TO APPROVE THE 2003 STOCK INCENTIVE PLAN, "FOR" THE PROPOSAL 3 TO RATIFY THE GRANT OF OPTIONS AND "FOR" PROPOSAL 4 TO RATIFY THE SELECTION OF LAZAR LEVINE & FELIX LLP AS COLOR IMAGING'S ACCOUNTANTS. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2, 3 AND 4. IF ANY OTHER BUSINESS SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

     If you intend to attend the annual meeting, please be sure to check the "I plan to attend the meeting" box on the reverse side of the Proxy.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                               COLOR IMAGING, INC.


                                  June 16, 2003


               - Please Detach and Mail in the Envelope Provided -

A [X]     PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE.

               FOR all nominees         WITHHOLD                NOMINEES:      Sueling Wang, PhD
               listed at right          AUTHORITY (to                          Morris E. Van Asperen
               (except as marked        vote for all                           Yi Jen Wang
               to the contrary)         nominees                               Jui-Chi Wang
                                        listed at                              Jui-Hung Wang
                                        right)                                 Jui-Kung Wang
                                                                               Richard S. Eiswirth

1. Election of         [ ]               [ ]
   Directors

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided below.)

                                                                               FOR              AGAINST          ABSTAIN
---------------------------------------------------------------------

2. Approval of the 2003 Stock Incentive Plan.                                  [  ]               [  ]              [  ]

3. Ratify the prior grant of options.                                          [  ]               [  ]              [  ]

4. Ratify  the  selection  of  Lazar  Levine  & Felix  LLP as  Color           [  ]               [  ]              [  ]
   Imaging's Accountants for the year ending December 31, 2003.

5. In their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2, 3 and 4 AND OTHERWISE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

PLEASE SIGN, DATED, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

          I plan to attend the meeting [ ]



Signature                                    Signature                                    Date:
         -------------------------                    -------------------------                -----------------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




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